Exhibit 10.2

ASSIGNMENT

Whereas, International Business Machines Corporation (“IBM”) and ADVO, Inc. (“ADVO”) entered into 1) Information Technology Services Agreement, dated July 16,1996, 2) NetWorkstation Management Services Agreement, dated April 1, 1998 and 3) Server Farm Management Services Agreement, dated July 21, 1999 ( collectively “the Agreements”);

Whereas, ADVO, Inc. is now a subsidiary of Valassis Communications, Inc.(“Valassis”);

Whereas, ADVO, Valassis and IBM desire an assignment of the agreements from ADVO to Valassis:

Wherefore, ADVO, Valassis and IBM agree as follows:

ADVO hereby assigns all of its rights and delegates all of its duties under the Agreements to Valassis and Valassis hereby assumes all of the duties and liabilities arising under the Agreements effective as of August 1, 2007. IBM hereby consents to and accepts and agrees to such assignment and delegation.

Effective August 1, 2007, the Parties agree that the name “ADVO, Inc.” “ADVO”, or “Valassis” hereinafter shall mean “Valassis Communications, Inc.” wherever those terms are used in the Agreements.

Accepted by:		Accepted by:
ADVO, Inc.		International Business Machines Corporation

By:	/s/ William F. Hogg Jr.	By:	/s/ Richard J. Sammon
	Authorized Signature		Authorized Signature

	William F. Hogg Jr.		Richard J. Sammon
	Name (Type or Print)		Name (Type or Print)

	Date: 8/13/07		Date: 8/15/07

Accepted by:
Valassis Communications, Inc.

By:	/s/ William H. Blackmer
Authorized Signature

William H. Blackmer
Name (Type or Print)

Date:

Letter of Assignment Valassis / ADVO / IBM Confidential	Page 1 of 1